Exhibit 24.01

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                                       /s/  C. Michael Armstrong
                                       -----------------------------------------
                                            Name:    C. Michael Armstrong
                                            Title:   Chairman of the Board and
                                                     Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.

                                /s/ Charles H. Noski
                               ---------------------------------------
                               Name:    Charles H. Noski
                               Title:   Senior Executive Vice President
                                        and Chief Financial Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles H. Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.

                                   /s/ Nicholas S. Cyprus
                                 --------------------------------------
                                 Name:    Nicholas S. Cyprus
                                 Title:   Vice President and Controller

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                             /s/  J. Michael Cook
                             -----------------------------------
                              Name:    J. Michael Cook
                              Title:   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                              /s/  Kenneth T. Derr
                              ------------------------------------------
                              Name:    Kenneth T. Derr
                              Title:   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                                /s/  M. Kathryn Eickhoff
                                ------------------------------------
                                Name:    M. Kathryn Eickhoff
                                Title:   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                                    /s/  George M.C. Fisher
                                    ------------------------------------
                                    Name:    George M.C. Fisher
                                    Title:   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                               /s/  Amos B. Hostetter, Jr.
                               -----------------------------------
                               Name:    Amos B. Hostetter, Jr.
                               Title:   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                                /s/ Donald F. McHenry
                                ---------------------------
                                Name:    Donald F. McHenry
                                Title:   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                                     /s/  Louis A. Simpson
                                     ------------------------------------
                                     Name:    Louis A. Simpson
                                     Title:   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                                    /s/  Michael I. Sovern
                                    ------------------------------------
                                    Name:    Michael I. Sovern
                                    Title:   Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to shares of the Company's Common stock, par value $1.00, to be issued in connection with the redemption or exchange of shares of Class A Senior Cumulative Exchangeable Preferred Stock of TCI Pacific Communications, Inc., a subsidiary of the Company; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a Director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of September, 2001.


                                /s/  Sanford I. Weill
                                ------------------------------------
                                Name:    Sanford I. Weill
                                Title:   Director